SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 7, 2002

                              Snap-on Incorporated
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      1-7724                   39-0622040
          --------                      -------                  ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603

          (Address of principal executive offices, including zip code)

        Registrant's telephone number, including area code (262) 656-5200

Item 5.  Other Events.

On November 7, 2002, Snap-on Incorporated (the "Company") filed with the Securities and Exchange Commission (the "Commission") statements (the "Statements") in writing, under oath, of the Chief Executive Officer and Principal Financial Officer of the Company in response to the order of the Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460). A copy of the Statements are attached hereto as Exhibits
99.1 and 99.2, respectively, and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

99.1 Statement in writing, under oath, of the Chief Executive Officer of Snap-on Incorporated in response to the order of the Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460), dated November 7, 2002.

99.2     Statement in writing, under oath, of the Principal Financial
         Officer of Snap-on Incorporated in response to the order of the Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460), dated November 7, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned duly authorized person.

                                         SNAP-ON INCORPORATED

Date:  November 7, 2002                  By:   /s/ B. A. Metzger
                                             -----------------------------------
                                             B.A. Metzger
                                             Acting Principal Financial Officer,
                                             Principal Accounting Officer,
                                             Vice President and Controller

                                  EXHIBIT INDEX

Exhibit No.      Description

99.1 Statement in writing, under oath, of the Chief Executive Officer of Snap-on Incorporated in response to the order of the Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460), dated November 7, 2002.

99.2 Statement in writing, under oath, of the Principal Financial Officer of Snap-on Incorporated in response to the order of the Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460), dated November 7, 2002.